UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 28, 2008

MONOGRAM BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30369	94-3234479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Oyster Point Blvd., South San Francisco, California, 94080

(Address of Principal Executive Offices, including zip code)

(650) 635-1100

(Registrant’s Telephone Number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Monogram Biosciences, Inc. (the “Company”) has entered into a renewable agreement with Laboratory Corporation of America Holdings (“LabCorp”) regarding specimen processing and distribution services for the Company’s Trofile™ Assay. Pursuant to the agreement, patient specimens may be sent through LabCorp for the Trofile™ Assay, after which they will be tested, reported, and billed directly by the Company. Services under the agreement are expected to commence within the next ninety (90) days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monogram Biosciences, Inc.
(Registrant)

Date: August 28, 2008	By:	/s/ Kathy L. Hibbs
Kathy L. Hibbs
Senior Vice President, General Counsel